UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

NewStar Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33211	54-2157878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 848-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2015, NewStar Equipment Finance I, LLC (“NEF”), a subsidiary of NewStar Financial, Inc. (the “Company”), completed an $82.9 million asset-backed securitization. The notes offered in the asset-backed securitization (the “Notes”) were issued by NewStar Commercial Lease Funding 2015-1 LLC, a subsidiary of the Company (“NCLF”), and are backed by a diversified portfolio of leases and commercial loans originated and serviced by NEF. The Class A Notes are expected to mature in April 2019, and the Class B Notes are expected to mature in January 2024.

The amount, ratings and LIBOR spread of the Notes are:

				Assumed
	Amount	Rating	Interest Rate	Weighted
Class	($ in millions)	(DBRS)	(basis points)	Average Life
A	$70.0	AA	3.27	1.08 years
B	$12.8	A(low)	5.43	3.08 years

In connection with the completion of the asset-backed securitization, NEF, as seller, entered into a Purchase and Contribution Agreement, dated as of September 1, 2015, with NCLF as purchaser. In addition, NCLF entered into an Indenture, dated as of September 1, 2015, with Wells Fargo Bank, National Association as trustee. The Purchase and Contribution Agreement, and the Indenture require NEF and NCLF to comply with various covenants and contain events of default, which are subject to certain materiality thresholds and grace and cure periods, customary for securitizations of this type. The Purchase and Contribution Agreement, and the Indenture are filed with this report as Exhibits 10.1, and 4.1, respectively, and the foregoing descriptions of these documents do not purport to be complete and are qualified in their entirety by the full text set forth in those exhibits, which are incorporated herein by this reference.

Within the United States the Notes were only sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws, and, unless so registered, the Notes may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8‑K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture by and between NewStar Commercial Lease Funding 2015-1 LLC, as Issuer, and Wells Fargo Bank, National Association as Trustee and Custodian, dated as of September 1, 2015.

10.1	Purchase and Contribution Agreement by and between NewStar Equipment Finance I, LLC, as seller and NewStar Commercial Lease Funding 2015-1 LLC, as purchaser, dated as of September 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: September 3, 2015	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Indenture by and between NewStar Commercial Lease Funding 2015-1 LLC, as Issuer, and Wells Fargo Bank, National Association as Trustee and Custodian, dated as of September 1, 2015.

10.1	Purchase and Contribution Agreement by and between NewStar Equipment Finance I, LLC, as seller and NewStar Commercial Lease Funding 2015-1 LLC, as purchaser, dated as of September 1, 2015.